UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011

Entertainment Properties Trust

(Exact name of registrant as specified in its charter)

Maryland	001-13561	43-1790877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.

909 Walnut Street, Suite 200

Kansas City, Missouri 64106

(Address of principal executive office) (Zip Code)

(816) 472-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 28, 2011, Entertainment Properties Trust (the “Company”) announced its results of operations and financial condition for the second quarter and six months ended June 30, 2011. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto and is hereby incorporated by reference herein.

In addition, on July 28, 2011, the Company made available on its website supplemental operating and financial data for the second quarter and six months ended June 30, 2011, the text of which is set forth in Exhibit 99.2 hereto and is hereby incorporated by reference herein.

The information set forth in Item 2.02 of this current report on Form 8-K, including Exhibits 99.1 and 99.2, is being “furnished” and shall not be deemed “filed” for the purposes of or otherwise subject to liabilities under Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

On July 28, 2011, the Company announced that it will issue a Notice of Redemption (the “Notice of Redemption”) on July 29, 2011 to the registered holders of the Company’s 7.75% Series B Cumulative Redeemable Preferred Shares (the “Series B Preferred Shares”), notifying such holders of the Company’s intent to redeem all of the outstanding Series B Preferred Shares on August 31, 2011 for a redemption price of $25.00 per share, plus $0.322917 per share (the amount equal to all dividends accrued and unpaid thereon through the redemption date).

On July 28, 2011, the Company issued a press release regarding the Notice of Redemption.

A form of the Notice of Redemption is attached as Exhibit 99.3 hereto and the text of the related press release is set forth in Exhibit 99.4 hereto, each of which is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated July 28, 2011 issued by Entertainment Properties Trust announcing its results of operations and financial condition for the second quarter and six months ended June 30, 2011.

99.2	Supplemental Operating and Financial Data for the second quarter and six months ended June 30, 2011, made available by Entertainment Properties Trust on July 28, 2011.

99.3	Form of Notice of Redemption dated July 29, 2011 to be issued by Entertainment Properties Trust.

99.4	Press Release dated July 28, 2011 issued by Entertainment Properties Trust regarding the Notice of Redemption.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT PROPERTIES TRUST

By:	/s/ Mark A. Peterson
Mark A. Peterson
Vice President, Treasurer and Chief Financial Officer

Date: July 28, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 28, 2011 issued by Entertainment Properties Trust announcing its results of operations and financial condition for the second quarter and six months ended June 30, 2011.

99.2	Supplemental Operating and Financial Data for the second quarter and six months ended June 30, 2011, made available by Entertainment Properties Trust on July 28, 2011.

99.3	Form of Notice of Redemption dated July 29, 2011 to be issued by Entertainment Properties Trust.

99.4	Press Release dated July 28, 2011 issued by Entertainment Properties Trust regarding the Notice of Redemption.